SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☒ Preliminary Proxy Statement ☐ Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

DANKA BUSINESS SYSTEMS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DANKA BUSINESS SYSTEMS PLC
Masters House, 107 Hammersmith Road
London W14 0QH England
(Registered in England No. 1101386)

March 12, 2002

To holders of ordinary shares, convertible participating shares and American depositary shares of Danka Business Systems PLC and, for informational purposes only, holders of options to acquire ordinary shares and holders of options to acquire American depositary shares.

Dear Fellow Shareholder:

You are cordially invited to attend an extraordinary general meeting. The meeting will be held on Thursday, March 28, 2002 at 11 a.m. (London time) at the Grosvenor House Hotel, Park Lane, London W1K 7TN. The notice of extraordinary general meeting and the proxy statement on the following pages describe the formal business of the meeting, which consists of a resolution proposing the approval of a new employee share purchase plan, the Danka Section 423 Employee Stock Purchase Plan.

Your directors believe that approval of the Danka Section 423 Employee Stock Purchase Plan is in the best interests of Danka and its shareholders as a whole. Accordingly, your directors unanimously recommend that you vote in favor of the resolution.

It is important that holders of our ordinary shares and our convertible participating shares be represented at the extraordinary general meeting. We ask that ordinary shareholders promptly sign, date and return the enclosed white proxy card to arrive at our registrars, Computershare Investor Services PLC, not later than 11 a.m. (London time) on March 26, 2002, even if you plan to attend the meeting. Convertible participating shareholders should promptly sign, date and return the enclosed pink proxy card not later than 11 a.m. (London time) on March 26, 2002 to our registered office at the address set out above, even if you plan to attend the meeting. Returning your proxy card will not prevent you from voting your shares in person at the meeting if you are present and choose to do so.

Ordinary shares represented by American depositary shares will be voted by The Bank of New York as depositary for our American depositary shares pursuant to instructions received from holders of American depositary shares. If you hold American depositary shares, we ask that you promptly sign, date and return the voting instructional form in the enclosed envelope provided by the depositary, and otherwise follow the special voting instructions provided by the depositary. The voting instructional form must be returned to the depositary not later than 5:00 p.m. (Eastern time) on March 21, 2002. If you hold American depositary shares, you cannot vote them at the meeting, nor may you grant a proxy to vote your shares other than by completing and returning the voting instructional form provided in your proxy materials.

Sin	cerely,

P.	Lang Lowrey III
Chairman and Chief Executive Officer

This proxy statement, accompanying proxy cards and voting instructional forms are being distributed on or about March 12, 2002.

DANKA BUSINESS SYSTEMS PLC
(Registered in England No. 1101386)

NOTICE OF EXTRAORDINARY GENERAL MEETING
THURSDAY, MARCH 28, 2002

Notice is hereby given that an extraordinary general meeting (the “Meeting”) of Danka Business Systems PLC (the “Company”) will be held at the Grosvenor House Hotel, Park Lane, London W1K 7TN, on Thursday, March 28, 2002 at 11 a.m. (London time) for the purpose of considering and, if thought fit, approving the following resolution, which will be proposed as an ordinary resolution:

ORDINARY RESOLUTION

THAT:

(a)  the Danka Section 423 Employee Stock Purchase Plan (the “Purchase Plan”) for certain employees of the Company and its subsidiaries, materially in such form as described in the Company Proxy Statement for the extraordinary general meeting, and in such final form as provided by the Chairman to the meeting be and is hereby approved and the Board of Directors be and is hereby authorized to do all such acts and things as may be necessary to carry the same into effect; and

(b)  the Board of Directors be and is hereby authorized to establish further incentive plans based on the Purchase Plan but modified to take account of local tax, exchange control or securities laws, provided that any awards made under such further plans are treated as counting against any limits on individual or overall plan participation under the Purchase Plan.

By	order of the Board of Directors

Pau	l G. Dumond
Secretary

Registered office:
Masters House
107 Hammersmith Road
London W14 0QH
Dated:  March 12, 2002

Notes:
1.
Holders of ordinary shares and convertible participating shares of the Company and their duly appointed representatives are entitled to attend and vote at the meeting. Holders of ordinary shares and convertible participating shares of the Company are entitled to appoint one or more proxies to attend and, on a poll, to vote in their stead. A proxy need not be a member of the Company.

2.
A white form of proxy for use by ordinary shareholders is enclosed which, to be effective, must be completed and delivered together with the original power of attorney or authority, if any, under which it is signed (or as a notarially certified copy thereof), to Computershare Investor Services PLC, PO Box 1075, Bristol BS99 3FA, so as to arrive not later than 48 hours before the time the meeting is to be held.

3.
A pink form of proxy for use by holders of convertible participating shares is being circulated to those holders. To be effective such form of proxy must be completed and delivered together with the original power of attorney or authority, if any, under which it is signed (or a notarially certified copy thereof), to the Company’s registered office, Masters House, 107 Hammersmith Road, London W14 0QH so as to arrive not later than 48 hours before the time the meeting is to be held.

4.
Pursuant to regulation 34 of the Uncertified Securities Regulations 1995, the Company has specified that, to be entitled to attend and vote at the meeting (and for the purpose of determining the number of votes they may cast) members must be entered on the Company’s register of members at 11 a.m. (London time) on March 26, 2002. Changes to entries on the relevant register of securities after 11 a.m. on March 26, 2002 will be disregarded in determining the rights of any person to attend or vote at the meeting.

5.
A copy of the Danka Section 423 Employee Stock Purchase Plan is available for inspection at the registered office of the Company during normal working hours until the close of the meeting and will be available for inspection at the place of the meeting during the meeting and for at least fifteen (15) minutes prior to the meeting. A copy of the Danka Section 423 Employee Stock Purchase Plan is also available for inspection at the offices of Altheimer & Gray, 7 Bishopsgate, London, EC2N 3AR during normal working hours until the date of the meeting.

THIS PROXY STATEMENT IS FOR HOLDERS OF ORDINARY SHARES, CONVERTIBLE PARTICIPATING SHARES, HOLDERS OF AMERICAN DEPOSITARY SHARES REPRESENTED BY AMERICAN DEPOSITARY RECEIPTS, AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES OR AMERICAN DEPOSITARY SHARES OF DANKA BUSINESS SYSTEMS PLC. THE PROXY STATEMENT CONTAINS INFORMATION REQUIRED UNDER REGULATION 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934 OF THE UNITED STATES.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU HAVE ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR/ATTORNEY, ACCOUNTANT OR OTHER PROFESSIONAL ADVISER AUTHORIZED UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000 OF THE UNITED KINGDOM OR ANOTHER APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR IF YOU ARE NOT RESIDENT IN THE UNITED KINGDOM.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED YOUR ORDINARY SHARES, CONVERTIBLE PARTICIPATING SHARES OR AMERICAN DEPOSITARY SHARES, PLEASE SEND THIS DOCUMENT TOGETHER WITH THE ACCOMPANYING FORM OF PROXY TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

DANKA BUSINESS SYSTEMS PLC
Masters House, 107 Hammersmith Road
London W14 0QH England
(Registered in England No. 1101386)

PRELIMINARY	PROXY STATEMENT	PRELIMINARY

INTRODUCTION

General

This proxy statement is furnished by the board of directors of Danka Business Systems PLC in connection with the solicitation of specific voting instructions from holders of Danka’s American depositary shares and proxies from Danka’s ordinary shareholders and convertible participating shareholders for voting at an extraordinary general meeting which will be held at 11 a.m. (London time) on March 28, 2002 at the Grosvenor House Hotel, Park Lane, London W1K 7TN, and at any adjournment of that meeting. The date on which this proxy statement and related materials is being first distributed to shareholders is on or about March 12, 2002.

As of March 1, 2002, 248,084,622 ordinary shares of 1.25 pence each of Danka were issued and outstanding, of which approximately eighty-six percent (86%) were held in the form of American depositary shares. Each American depositary share represents four ordinary shares. As of March 1, 2002, 250,644 6.50% senior convertible participating shares of $1.00 each were issued and outstanding. Each convertible participating shareholder is entitled to receive notice and attend shareholder meetings as if such person were an ordinary shareholder and is entitled to vote on all matters at such meetings on which ordinary shareholders are entitled to vote. The terms on which convertible participating shareholders vote at shareholder meetings are described below (see section headed “Voting Instructions/Ordinary Shareholders and Convertible Participating Shareholders”).

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The cost of soliciting proxies and voting instructions will be borne by Danka. In addition to the use of the mails, proxies and voting instructions may be solicited personally or by telephone by our employees. We do not expect to pay any compensation for the solicitation of proxies or voting instructions, but may reimburse brokers, The Bank of New York, the depositary of our American depositary share program, and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to their principals and obtaining their proxies and/or voting instructions.

In this proxy statement, references to “Danka”, “us”, “we” and “our” are to Danka Business Systems PLC, or to Danka Business Systems PLC and its directly and indirectly owned subsidiaries, as the context requires. References to “shareholders” are to holders of ordinary shares, holders of convertible participating shares and holders of American depositary shares. References to “pounds,” “pence” or “£” are to United Kingdom currency, and references to “U.S. dollars”, “dollars” or “$” are to United States currency. Amounts that have been paid in currency of the United States are generally denominated herein in United States currency, and amounts that have been paid in currency of the United Kingdom are generally denominated herein in United Kingdom currency. Merely for convenience of the reader, the pound equivalent of the dollar at the noon buying rate on March 1, 2002 was £1.00 = $            . The noon buying rate is the exchange rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York.

We are a public limited company organized under the laws of England and Wales. Our registered office is located at Masters House, 107 Hammersmith Road, London W14 0QH, England and our telephone number is 011-44-20-7603-1515. The headquarters of our United States operations are located at 11201 Danka Circle North, St. Petersburg, Florida 33716 and our telephone number is 1-727-576-6003.

Voting Instructions/Ordinary Shareholders and Convertible Participating Shareholders

Ordinary shareholders and convertible participating shareholders who are entitled to attend and vote at the extraordinary general meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy does not have to be an ordinary shareholder or a convertible participating shareholder.

Each ordinary shareholder and each convertible participating shareholder who is entitled to vote and who is present in person will have one (1) vote on a show of hands.

On each vote that is taken on a poll, each ordinary shareholder who is entitled to vote and who is present in person or by a proxy will have one (1) vote for each ordinary share owned.

On each vote that is taken on a poll, each convertible participating shareholder who is entitled to vote and who is present in person or by a proxy is entitled to exercise so many votes for each convertible participating share owned as equals the number of ordinary shares into which the convertible participating share is convertible on the record date set for determining the persons entitled to vote at the extraordinary general meeting (which is March 26, 2002). The convertible participating shares are convertible into ordinary shares at a rate per convertible participating share calculated by dividing the liquidation return for the convertible participating shares, which is $1,000 per convertible participating share plus accumulated and unpaid dividends from the last convertible participating share dividend payment date, by a conversion price of $3.11 per convertible participating share. The convertible participating share dividend accumulates on a daily basis; therefore, the conversion rate increases fractionally on a daily basis until the next convertible participating share dividend is paid. As of February 15, 2002, the latest convertible participating share dividend date, the conversion rate was 321.543 ordinary shares per convertible participating share. The liquidation return is subject to increase in some circumstances if Danka is in default of its payment obligations under the convertible participating shares, and the conversion price is subject to increase in some circumstances to protect convertible participating shareholders against dilution. Assuming that no event occurs between the date of this document and the record date for the meeting that will cause an adjustment of the liquidation return or the conversion price (and we do not anticipate any such event), on March 26, 2002, the record date for determining the persons entitled to vote at the

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extraordinary general meeting, the conversion rate will be 323.808 ordinary shares per convertible participating share.

An ordinary resolution requires the affirmative vote of a majority of the votes cast at the extraordinary general meeting.

A white form of proxy is enclosed for ordinary shareholders. To be effective, forms of proxy in respect of ordinary shares must be deposited with our registrars, Computershare Investor Services PLC, P.O. Box 1075, Bristol BS99 3FA England, at least forty-eight (48) hours before the time appointed for the holding of the extraordinary general meeting.

A pink form of proxy is enclosed for convertible participating shareholders. To be effective, forms of proxy in respect of convertible participating shares must be deposited at our registered office, Masters House,  107 Hammersmith Road, London W14 0QH England, at least forty-eight (48) hours before the time appointed for the holding of the extraordinary general meeting.

If proxies are signed and returned without voting instructions or (unless otherwise instructed) if matters other than those set out in this document are properly brought before the extraordinary general meeting (including by means of amendment to any resolution), the ordinary shares or convertible participating shares represented by the proxies will be voted as the proxy deems fit. Abstentions and “broker non-votes” are counted only for purposes of determining the presence of a quorum at the meeting. A “broker non-vote” is a vote that a broker holding shares of record for its customers (i.e. in a “street name”) is not permitted to cast under applicable regulations because the broker has not received clear voting instructions from its customer. Ordinary shares or convertible participating shares that are not voted by ordinary shareholders or convertible participating shareholders or brokers entitled to vote them, due to abstention or failure to cast a ballot in person or by returning a signed proxy, will not be considered in the final tabulation.

Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by submitting a later-dated proxy or by delivering a signed revocation in no specifically required form to Computershare Investor Services PLC, for ordinary shareholders, and to us, for holders of convertible participating shares, at least 48 hours before the extraordinary general meeting, or by attending the meeting in person and casting a vote on a poll.

Voting Instructions/Holders of American Depositary Shares

Holders of American depositary shares should complete and return the voting instructional form provided to them in their proxy materials by the depositary in accordance with the terms provided thereon not later than  5:00 p.m. (Eastern time) on March 21, 2002. The close of business on March 1, 2002, has been fixed as the record date for the determination of the holders of American depositary shares entitled to provide voting instructions to the depositary. If you hold American depositary shares, you cannot vote the ordinary shares represented by your American depositary shares at the extraordinary general meeting or grant proxies to vote your shares other than through instructions to the depositary. Ordinary shares represented by American depositary shares will be voted at the meeting by the depositary pursuant to the voting instructional forms received from holders of American depositary shares. Our depositary agreement with the depositary gives us the right to instruct the depositary to give a discretionary proxy to a person designated by us to vote all ordinary shares represented by holders of American depositary shares that have failed to file timely their voting instructional forms with the depositary.

You may revoke your voting instructions to the depositary at any time before 5:00 p.m. (Eastern time) on March 21, 2002 by delivering a notice in writing to the depositary or granting a later-dated signed voting instruction form. You cannot cancel your voting instructions to the depositary by attending the extraordinary general meeting or by granting a proxy to vote at the meeting for you.

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For purposes of the remainder of this document, the term “vote” means either a vote by an ordinary shareholder or a convertible participating shareholder or instructions to the depositary by a holder of American depositary shares, unless the context requires otherwise.

Quorum

A quorum is necessary to hold a valid shareholder meeting. A quorum comprises at least three holders of record of ordinary shares and/or convertible participating shareholders present in person or by proxy at the meeting.

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RESOLUTION

Approval of the Danka Section 423 Employee Stock Purchase Plan

The Danka Section 423 Employee Stock Purchase Plan (the “Purchase Plan”) is an employee benefit plan pursuant to which employees of our principal United States operating subsidiary, Danka Office Imaging Company, may purchase Danka’s American depositary shares or ordinary shares at a discount to market value on a tax-advantageous basis. Each American depositary share represents four ordinary shares. The American depositary shares or ordinary shares purchased under the Purchase Plan may consist of newly issued shares or existing shares that have been acquired for use under the Purchase Plan.

Shareholder approval of the Purchase Plan is required by the United Kingdom Listing Authority’s Listing Rules and in order that grants under the Purchase Plan may satisfy the shareholder approval criteria for employee stock purchase plans under Section 423(b) of the United States Internal Revenue Code (the “Code”).

Up to 8,000,000 ordinary shares, or 2,000,000 American depositary shares, may be acquired by eligible employees under the Purchase Plan, which is equivalent to approximately 3.2% of our issued ordinary share capital as of March 1, 2002. This limitation is an aggregate limitation which includes both existing American depositary shares and ordinary shares to be purchased for use under the Purchase Plan and new American depositary shares and ordinary shares issued for use under the Purchase Plan. We anticipate that a mix of new and existing American depositary shares and ordinary shares will be utilized under the Purchase Plan and that most securities acquired pursuant to the Purchase Plan will be in the form of American depositary shares. In order that new American depositary shares may be issued, we must also issue the ordinary shares represented by the new American depositary shares.

As of March     , 2002, the latest practicable date prior to publication of this proxy statement, the closing price of our American depositary shares on the Nasdaq SmallCap Market was $         (equivalent to approximately $         per ordinary share) and the closing price of our ordinary shares on the London Stock Exchange was          pence.

We have an existing employee stock purchase plan under which our shares may be acquired by employees for their market value, but not at a discount. The existing plan will continue to operate following introduction of the Purchase Plan.

The following description of the Purchase Plan is qualified in its entirety by reference to the full text of the Purchase Plan, which is available for inspection at our registered office and will be available for inspection at the extraordinary general meeting.

Purpose of the Purchase Plan

The purpose of the Purchase Plan is to provide our United States employees an opportunity to purchase Danka’s American depositary shares or ordinary shares at a discount to market value through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for our employees to exert maximum efforts for the success of Danka.

Administration

The Purchase Plan will be administered by the human resources committee of our board of directors, which consists wholly of non-employee directors who qualify as “non-employee” directors as defined pursuant to regulations under the United States Securities Exchange Act of 1934. The human resources committee will have the final power to construe and interpret the Purchase Plan and the rights granted under it. The human resources committee has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to

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purchase American depositary shares or ordinary shares will be granted under the Purchase Plan and to determine the provisions of each offering of such rights (which need not be identical). In addition, the human resources committee may decide to extend participation in the Purchase Plan to employees of Danka companies other than Danka Office Imaging Company.

Offering periods

The Purchase Plan will be implemented through a series of offering periods commencing on April 1, 2002. Each offering period will be for a period of three calendar months, unless our human resources committee determines otherwise. No offering period may exceed twenty-seven months.

Eligibility

All persons who are employees of Danka Office Imaging Company on the first day of an enrollment period preceding an offering period will be eligible to participate in the Purchase Plan for that offering period, except as follows:

•
No employee will be eligible to participate in the Purchase Plan if he or she is a “highly compensated employee” of the purposes of the Code, meaning that his or her compensation for the preceding calendar year exceeded $85,000.

•
No employee will be eligible to participate in the Purchase Plan if, when added to the maximum number of shares that the employee may purchase under the Purchase Plan and under any outstanding share options or other rights, the employee would own, directly or indirectly, shares possessing 5% or more of the total combined voting power or value of all classes of stock of Danka Business Systems PLC or of any parent or subsidiary of Danka Business Systems PLC.

•	None of our directors or executive officers will be eligible to participate in the Purchase Plan.

As of December 31, 2001, approximately 4,470 or 92.7% of Danka Office Imaging Company’s employees met the eligibility requirements of the Purchase Plan.

Terms of participation and limitations

Eligible employees may authorize payroll deductions of up to $250 per offering period and purchase up to 250 American depositary shares or 1,000 ordinary shares per offering period under the Purchase Plan. Purchases under the Purchase Plan are limited to an annual maximum of 1,000 American depositary shares or 4,000 ordinary shares per eligible employee. These limitations may be adjusted by our human resources committee.

No employee will be granted rights that would permit the employee to buy more than $25,000 of American depositary shares or ordinary shares, determined at the fair market value of the American depositary shares or ordinary shares at the time of grant of the rights, under all of our employee stock purchase plans in any calendar year.

Payroll deductions that cannot be used to purchase American depositary shares or ordinary shares will be carried over to the next offering period, or in some cases, returned to the employee.

Purchase price

The purchase price per share at which an eligible employee may purchase American depositary shares or ordinary shares during an offering period under the Purchase Plan will be the lower of:

(a)  85% of the fair market value of the American depositary shares or ordinary shares on the date of commencement of the offering period, or

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(b)  85% of the fair market value of the American depositary shares or ordinary shares on the purchase date of the American depositary share or ordinary share.

The fair market value of the American depositary shares will be the average of the high and low reported sales prices for the shares on the Nasdaq SmallCap Market on the date in question, or if not a trading day, the immediately preceding trading day. The fair market value of the ordinary shares will be the middle market quotation for the ordinary shares appearing in the London Stock Exchange Daily Official List on the date in question, or if not quoted on such date, the immediately preceding day for which a quotation is available.

Participants in the Purchase Plan will not be required to make any other contributions to Danka in respect of their participation in the Purchase Plan other than payment of the purchase price for the American depositary shares or ordinary shares to be acquired.

Purchases of American depositary shares or ordinary shares under the Purchase Plan will be made on the last day of the relevant offering period, or the earliest date after the end of the offering period as is administratively feasible, or on such other date or dates set forth by the administrator of the Purchase Plan.

Holding periods

Participants in the Purchase Plan will be required to hold the American depositary shares or ordinary shares that they purchase for a period of six months following the purchase. The holding period does not apply in the event of death, disability or retirement of the participant. The duration of the holding period may be modified by the human resources committee and may be waived by the human resources committee in individual cases.

Duration, amendment and termination

Our human resources committee may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate in April 2012 or when the total number of American depositary shares and ordinary shares offered under the Purchase Plan have been purchased.

Our human resources committee may amend the Purchase Plan in any manner and at any time, subject to the following exceptions. Prior approval by ordinary resolution of our shareholders in a general meeting will be required for any amendment that increases the number of the shares that are the subject of the Purchase Plan or which is to the advantage of participants in the Purchase Plan, except for minor alterations to benefit the administration of the Purchase Plan or to obtain or maintain favorable tax, exchange control or regulatory treatment of participants or any member of the Danka group. In addition, no amendment may be made to the terms of the Purchase Plan which may cause the rights to be granted under the Purchase Plan to fail to meet the requirements of Section 423 of the Code.

Effect of certain corporate events

In the event of a dissolution, liquidation or specified type of merger of Danka, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

Other provisions of the Purchase Plan

•	Participants will be entitled to withdraw from participation in the Purchase Plan at any time.

•	Rights under the Purchase Plan will not be transferable except by will or the laws of descent and distribution.

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•
Rights granted under the Purchase Plan terminate immediately upon cessation of a participant’s employment for any reason, and Danka will return all of the participant’s accumulated payroll deductions that have not been used to acquire American depositary shares or ordinary shares.

•
Rights under the Purchase Plan will be subject to adjustments that may be made to take account of a merger, reorganization, stock dividend, stock split or other similar change affecting Danka’s outstanding shares.

•	Benefits under the Purchase Plan will not be pensionable.

•
If rights granted under the Purchase Plan terminate without being exercised, the American depositary shares or ordinary shares not purchased under such rights will again become available under the Purchase Plan.

Anti-dilution adjustments under terms of convertible participating shares

The issuance of new shares pursuant to the Purchase Plan for less than their fair market value will trigger the anti-dilution conversion price adjustment provisions of our convertible participating shares. The amount of the adjustment to the conversion price will depend on the number of new shares issued under the Purchase Plan. We are unable to predict how many new shares will be issued pursuant to the Purchase Plan. Therefore, we are unable to predict what effect the issue of new shares pursuant to the Purchase Plan will have on the conversion price, although we believe that the effect should not be significant.

Accounting treatment

The Purchase Plan will qualify as a non-compensatory plan for the purposes of United States generally accepted accounting principles (GAAP) and, therefore, there should be no charge to Danka’s earnings expressed in accordance with U.S. GAAP as a result of the issue of new shares under the Purchase Plan at a discount to fair market value.

Both the issue of new shares and the issue of shares acquired in the market to participants under the Purchase Plan at a discount to fair market value will be charged to Danka’s profit and loss account prepared in accordance with United Kingdom GAAP. The amount of the charge in respect of new shares issued will be equal to the amount of the discount to fair market value on the commencement date of the relevant offering period. The amount of the charge in respect of shares acquired in the market will be equal to the difference between the cost of those shares and their fair market value less the discount on the commencement date of the relevant offering period to participating employees (if the cost of the shares is in excess of the fair market value less the discount, income will be recorded to the extent of the difference).

U.S. Federal income tax information

The following description of the United States income tax consequences of the issuance and exercise of awards under the Purchase Plan to United States persons and Danka is being provided in this proxy statement for the purposes of United States securities law requirements.

The rights to purchase American depositary shares or ordinary shares granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

A participant in the Purchase Plan will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Otherwise, no income will be taxable to a participant until the participant disposes of the shares that the participant has purchased under the Purchase Plan.

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The method of taxation on disposition will depend upon the period that the participant holds the shares. If the shares are disposed of at least two years after the beginning of the offering period during which they were acquired and at least one year after the stock is transferred to the participant (a “qualifying disposition”), then the lesser of:

(a)  the excess of the fair market value of the shares at the time of the disposition over the participant’s purchase price; and

(b)  15% of the fair market value of the shares as of the date of commencement of the offering period will be treated as ordinary income of the participant.

Any further gain or any loss will be taxed as a capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

If the shares are sold or disposed of before the expiration of either of the holding periods described above (a “disqualifying disposition”), then the excess of the fair market value of the stock on the actual date of purchase by the participant over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the shares are later disposed of for less than their fair market value on the purchase date, the same amount of ordinary income will be attributed to the participant, and a capital loss will be recognizable equal to the difference between the sales price and the fair market value of the stock on the purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to Danka by reason of the grant or exercise of rights under the Purchase Plan. Danka will generally be entitled to a deduction to the extent amounts are taxed as ordinary income to a participant on a disqualifying disposition, but Danka will not be entitled to a deduction in respect of participants who make qualifying dispositions.

The United States income tax consequences of participation in the Purchase Plan are complex and the above description is general in nature. The above description does not purport to be complete and is subject to changes in the United States income tax laws.

Certain U.K. tax information

In the event that participation in the Purchase Plan were extended to Danka’s United Kingdom employees, Danka would be required to pay employer’s national insurance contributions (currently charged at a rate of 11.9%) on the amount of the discount to fair market value (as prevailing at the time of exercise of the purchase right) at which shares are acquired under the Purchase Plan by participating United Kingdom employees.

In addition, the amount of the discount would constitute taxable income of the United Kingdom participating employees at the time of acquisition of the shares under the Purchase Plan and Danka would be required to account for such tax under the pay as you earn (PAYE) system.

Danka or one of its subsidiaries will pay any United Kingdom stamp duty arising on market purchases of ordinary shares pursuant to the Purchase Plan and any United Kingdom stamp duty reserve taxes arising on the deposit of ordinary shares with the depositary of Danka’s American depositary share program in connection with the issue of new American depositary shares pursuant to the Purchase Plan.

The above description is general in nature. It does not purport to be complete and is subject to changes in United Kingdom tax laws.

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*    *    *

The resolution provides that we may establish additional purchase plans based on the Purchase Plan and which vary the rules of the Purchase Plan to take account of local tax, exchange control or securities laws or regulations. The shares purchased under any such further plans will count against the limits on individual and overall participation contained in the Purchase Plan.

Our board of directors reserve the right up to the time of the extraordinary general meeting to make such amendments and additions as they may consider necessary or desirable to the Purchase Plan, provided that such amendments and additions do not conflict in any material respect with the summary set out above.

A copy of the Purchase Plan is available at our registered office for inspection during normal working hours and will be available for inspection at the place of the extraordinary general meeting during the meeting and for at least fifteen (15) minutes prior to the meeting.

To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

THAT:

(a)  the Danka Section 423 Employee Stock Purchase Plan (the “Purchase Plan”) for certain employees of the Company and its subsidiaries, materially in such form as described in the Company Proxy Statement for the extraordinary general meeting, and in such final form as provided by the Chairman to the meeting be and is hereby approved and the Board of Directors be and is hereby authorized to do all such acts and things as may be necessary to carry the same into effect; and

(b)  the Board of Directors be and is hereby authorized to establish further incentive plans based on the Purchase Plan but modified to take account of local tax, exchange control or securities laws, provided that any awards made under such further plans are treated as counting against any limits on individual or overall plan participation under the Purchase Plan.

Our board of directors has unanimously approved the proposed resolution and recommends that you vote “FOR” its adoption. An affirmative vote of a majority of the votes cast at the meeting will be required for adoption of the proposed resolution.

10

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth, as of March 1, 2002, information as to the beneficial ownership of our ordinary shares by:

•	each person known to us as having beneficial ownership of more than five percent (5%) of our equity securities;

•	each director;

•	each “named executive officer” as defined in Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934; and

•	all of our directors and executive officers as a group.

Name of Beneficial Owner(1)	Shares Beneficially Owned As of March 1 2002(2)
	Number of Ordinary Shares(11)	ADS Equivalent	Percent(11)
Holdings of greater than 5 percent
Cypress Associates II LLC(3)	74,125,761	18,531,440	23.0%

Holdings by Directors, Named Executive Officers and all Directors and Executive Officers as a Group
P. Lang Lowrey III(4)	1,402,932	350,733	*
Brian L. Merriman(5)	3,631,520	907,880	1.4%
Michael B. Gifford	16,000	4,000	*
Kevin C. Daly	—	—	*
Richard M. Haddrill	—	—	*
Richard F. Levy	80,000	20,000	*
W. Andrew McKenna	—	—	*
J. Ernest Riddle	20,000	5,000	*
James L. Singleton(6)	74,165,760	18,541,440	23.0%
C. Anthony Wainwright	17,500	4,375	*
F. Mark Wolfinger(7)	2,340,440	585,110	*
Kevin J. Dean(8)	312,668	78,167	*
Ernest R. Miller(9)	12,108	3,027	*
Larry K. Switzer(10)	6,357,364	1,589,341	2.5%
David P. Berg	36,620	9,155	*
All directors and executive officers as a group (24 persons)	89,559,220	22,399,805	26.6%

*	Represents less than one percent (1%) of the share capital.
(1)	Except for Messrs. Wolfinger, Dean, Miller, Switzer, and Berg, all of the listed individuals are currently directors. Messrs. Lowrey, Merriman, Wolfinger and Dean are executive officers.
(2)	Except as otherwise indicated, all ordinary shares of American depositary shares are held of record with sole voting and investment power.
(3)	Consists of:
•	218,551 convertible participating shares which are convertible into 70,451,226 ordinary shares, beneficially owned by Cypress Merchant Banking Partners II L.P.;
•	9,291 convertible participating shares which are convertible into 2,995,009 ordinary shares, beneficially owned by Cypress Merchant Banking II C.V.; and
•	2,108 convertible participating shares which are convertible into 679,526 ordinary shares, beneficially owned by 55th Street Partners II L.P.

11

 CypressAssociates II LLC, as well as James A. Stern, Jeffrey P. Hughes, James L. Singleton and David P. Spalding (each a “Managing Member” of Cypress Associates II LLC), may be deemed to beneficially own these shares. However, each of Cypress Associates II LLC and each Managing Member disclaims beneficial ownership. The principal business and office address of Cypress Associates II LLC and the Managing Members is 65 East 55th Street, New York, NY 10022. The share and percentage ownership figures are calculated at the conversion rate as of March 1, 2002 of 322.356 ordinary shares for each convertible participating share.

(4)	Includes options held by Mr. Lowrey to purchase 333,333 American depositary shares, equivalent to 1,333,332 ordinary shares, all of which are currently exercisable.
(5)	Includes options held by Mr. Merriman to purchase 750,000 American depositary shares, equivalent to 3,000,000 ordinary shares, all of which are currently exercisable.
(6)	Consists of:
• 40,000 shares owned individually by James L. Singleton

• 74,125,761 ordinary shares beneficially owned by affiliates of Cypress Associates II LLC. Mr. Singleton is Vice Chairman of The Cypress Group LLC. See note 3 above. Mr. Singleton disclaims beneficial ownership of such shares.

(7)	Includes options held by Mr. Wolfinger to purchase 580,667 American depositary shares, equivalent to 2,322,668 ordinary shares, all of which are currently exercisable.
(8)	Includes options held by Mr. Dean to purchase 66,667 American depositary shares, equivalent to 266,668 ordinary shares, all of which are currently exercisable.
(9)	Mr. Miller resigned as an executive officer effective June 29, 2001. The disclosure of Mr. Miller’s stock ownership is based on the most recent information known to us.
(10)	Mr. Switzer resigned as a director and as chief executive officer effective October 12, 2000. The disclosure of Mr. Switzer’s stock ownership is based on the most recent information known to us.
(11)
At March 1, 2002 a total of 248,084,622 ordinary shares were outstanding. Pursuant to the rules of the Securities and Exchange Commission, ordinary shares or American depositary shares that a person has a right to acquire within 60 days of the date hereof pursuant to the exercise of stock options or the conversion of our convertible participating shares or our convertible subordinated notes, are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

On February 25, 2002, The Bank of New York, as depositary for our American depositary share program, held 214,252,096 ordinary shares representing approximately 86% of our ordinary shares in issue.

12

NO DISSENTERS’ OR APPRAISAL RIGHTS

Ordinary shareholders, convertible participating shareholders and holders of American depositary shares do not have any rights of appraisal or similar rights of dissenters, regardless of whether they vote for or against the resolution being proposed at the extraordinary general meeting.

SHAREHOLDERS PROPOSALS FOR
PRESENTATION AT OUR 2002 ANNUAL GENERAL MEETING

If an ordinary shareholder, convertible participating shareholder or a holder of American depositary shares desires to present a proposal for action at the annual general meeting to be held in 2002, and the proposal conforms to the rules and regulations of the Securities and Exchange Commission and is in accordance with other U.S. federal laws, we must have received the proposal by May 14, 2002 to be included in our proxy statement and proxy for the 2002 annual general meeting. This requirement is without prejudice to the rights under the United Kingdom Companies Act of ordinary shareholders and convertible participating shareholders to propose resolutions that may properly be considered at the 2002 annual general meeting.

OTHER BUSINESS

Except as set out in this proxy statement, our board is not aware of any matters that will be presented for consideration at the extraordinary general meeting. If any other matters are properly brought before the extraordinary general meeting including by means of amendment to any resolution, the person named in any proxy submitted by a shareholder may vote as to any such matter as he or she deems fit.

By	order of the Board of Directors

DA	NKA BUSINESS SYSTEMS PLC

Pau	l G. Dumond,
Co	mpany Secretary

Dated:  March     , 2002

13

EXHIBIT 1
DANKA BUSINESS SYSTEMS PLC

SECTION 423 EMPLOYEE STOCK PURCHASE PLAN

(As Established Effective April 1, 2002)

1.    Purpose

The Danka Business Systems PLC Section 423 Employee Stock Purchase Plan (the “Plan”) is intended to encourage and assist all employees of Danka Office Imaging Company, a corporation organized under the laws of Delaware (hereinafter “DOIC”) and a wholly-owned subsidiary of Danka Business Systems PLC, a United Kingdom public limited company (hereinafter “Danka”), and Designated Subsidiarys and subsidiaries of Danka where permitted by applicable laws and regulations, to acquire an equity interest in Danka through the purchase of the ordinary shares or American Depository Shares, of Danka (hereinafter collectively referred to as the “Company Stock”). It is intended that this Plan shall constitute an “employee stock purchase plan” within the meaning of Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Code”) for the employees of DOIC and other Designated Subsidiaries (as hereinafter defined).

2.    Definitions

2.1 “Account” shall mean the funds accumulated with respect to a Participant as a result of payroll deductions or Alternative Contributions for the purpose of purchasing stock under the Plan. Unless otherwise prohibited by applicable law, the funds allocated to a Participant’s Account shall remain the property of the Participant at all times but may be commingled with the general funds of the Company.

2.2 “Affiliate” shall mean any corporation that is directly or indirectly controlled by or under common control with Danka or any other corporation in which Danka has a significant equity interest, as determined by the Committee. For purposes of this definition, the term “is controlled by” or “under common control with” means possession, direct or indirect, of the power to direct or cause the direction of the management or policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

2.3 “Alternative Contributions” shall mean funds contributed to an Account by a Participant by means other than payroll deduction as may be permitted by law and approved by the Plan Administrator, where payroll deductions are not permitted under applicable laws.

2.4 “American Depositary Share” or “ADS” shall mean an authorized depositary security of Danka denominated in U.S. dollars representing for the time being four Ordinary Shares and, for the time being, evidenced by an authorized depositary receipt issued by the Bank and quoted on the NASDAQ SmallCap Market.

2.5 “Bank” shall mean The Bank of New York or such other bank as the Company may from time to time appoint for the purposes of serving as its depositary for its American Depositary Shares.

2.6 “Board” shall mean the Board of Directors of Danka.

2.7 “Code” shall mean the Internal Revenue Code of 1986, and regulations promulgated thereunder, as amended from time to time.

2.8 “Committee” shall mean the Human Resources Committee of the Danka Board.

2.9 “Company” shall mean Danka, any successor thereto, and its Affiliates.

2.10 “Company Stock” shall mean the Ordinary Shares of Danka, the ADS’s of Danka, or such other securities of Danka as may be designated by the Committee from time to time.

2.11 “Compensation” shall mean the base salary (excluding long-term disability or workers compensation payments and similar amounts, but including elective qualified contributions by the Participant to employee benefits plans maintained by the Company and other payroll deductions) paid to a Participant by the Employer.

2.12 “Custodial Account” shall mean the Account established at the Plan Custodian for each Participant for purposes of holding shares of Company Stock acquired hereunder.

2.13 “Danka” shall mean Danka Business Systems Public Limited Company, a public limited company incorporated under the laws of England and Wales.

2.14 “Designated Subsidiary” shall mean a subsidiary of Danka Business Systems Public Limited Company whose employees have been approved by the Committee, in its sole and absolute discretion, as eligible to participate in the Plan and which have adopted the Plan with the approval of the Committee, in its sole and absolute discretion. For these purposes, “subsidiary” shall have the meaning given it by the UK Companies Act 1985.

2.15 “Disability” shall mean a total and permanent physical or mental disability or infirmity of a Participant, as defined in any long-term disability plan sponsored by the Company or any Designated Subsidiary which employs such Participant, or, if applicable, as defined under applicable law.

2.16 “DOIC” shall mean Danka Office Imaging Company, a wholly-owned subsidiary of Danka organized under the laws of the state of Delaware.

2.17 “Effective Date” shall mean April 1, 2002, which shall be the effective date of the Plan.

2.18 “Eligible Employee” shall mean any employee of the Employer who is eligible to participate in the Plan under Section 5 hereof.

2.19 “Employer” shall mean, individually and collectively, DOIC and the Designated Subsidiarys.

2.20 “Enrollment Period” shall mean the time preceding an Offering Period during which Eligible Employees may elect to participate in the Plan, as determined by the Plan Administrator.

2.21 “Fair Market Value” with respect to the ADS’s on any given date, shall mean an amount equal to the average of the high and low reported sales price of an ADS denominated in U.S. dollars on the NASDAQ SmallCap Market on the date for which market value is being determined, or if not traded on such date, then on the immediately preceding day on which such transactions did occur, and if not traded on the NASDAQ SmallCap Market, then on such other U.S. national securities exchange on which an ADS is traded, and with respect to Ordinary Shares, shall mean the middle market quotation of the London Stock Exchange Daily Official List denominated in UK pounds on the date for which market value is being determined, or if not quoted on such date, then on the immediately preceding day on which the ordinary shares are quoted. If the ADS’s or the Ordinary Shares are not so listed, such Fair Market Value shall be the price as established in good faith by the Board, or pursuant to procedures established in good faith by the Board, within 60 days following the close of each calendar quarter.

2.22 “Grant Date” shall mean the first day of an Offering Period or the earliest date thereafter as is administratively feasible.

2.23 “Offering Period” shall mean each of the consecutive approximately three calendar month periods, or such other period as the Committee may prescribe, during which Participants in the Plan elect to purchase Company Stock under the Plan and authorize payroll deductions or make Alternative Contributions to fund such purchases of Company Stock under the Plan. The initial Offering Period shall commence on the Effective Date and end on June 30, 2002, and subsequent Offering Periods shall commence on the start of each payroll cycle commencing most proximate in time to each January 1, April 1, July 1 and October 1, and end on the last day of the last payroll cycle ending each March 31, June 30, September 30 and December 31, or such other period as the Committee may prescribe during the term of the Plan.

2.24 “Ordinary Shares” shall mean the fully paid ordinary shares of UK 1.25 pence each in the capital of Danka.

2.25 “Participant” shall mean an Eligible Employee who is enrolled and participating in the Plan.

2.26 “Plan” shall mean the Danka Business Systems PLC Section 423 Employee Stock Purchase Plan.

2.27 “Plan Administrator” shall mean such person(s) or entity(ies) delegated the responsibility of administering the Plan by the Committee.

2.28 “Plan Custodian” shall mean the stock brokerage or other financial services firm designated by the Plan Administrator to account for and/or hold each Participant’s Company Stock, dividends, and distributions.

2.29 “Purchase Date” shall mean the last day of an Offering Period or the earliest date thereafter as is administratively feasible, or such other date or dates set forth by the Plan Administrator.

2.30 “Purchase Price” shall mean for each whole or fractional share of Company Stock purchased in accordance with Section 8 hereof, an amount equal to 85% of the lower of: (a) the Fair Market Value of an ADS or Ordinary Share, as the case may be, on the Grant Date; or (b) the Fair Market Value of an ADS or Ordinary Share, as the case may be, on the Purchase Date.

2.31 “Retirement” shall mean a Participant’s termination of employment at age 65, or if applicable, as defined under applicable local law.

3.    Administration of the Plan.

3.1 The Committee shall supervise the administration and enforcement of the Plan according to its terms and provisions and shall have all powers necessary to accomplish these purposes and discharge its duties hereunder including, but not by way of limitation, the power to (i) make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, (ii) employ and compensate agents of the Committee for the purpose of administering the Accounts and Custodial Accounts of Participants, (iii) construe or interpret the Plan; (iv) determine all questions of eligibility; (v) compute the amount and determine the manner and time of payment of all benefits according to the Plan hereunder; and (vi) approve Designated Subsidiarys for participation in the Plan, provided, however, that such powers shall not be exercised in violation of the applicable labor or other laws.

3.2 The Committee may delegate its duties and authority under this Plan to the Plan Administrator or one or more officers of the Company, and actions taken by the Plan Administrator and such duly authorized officers shall be deemed to be actions of the Committee.

3.3 Any determination, decisions or action of the Committee, the Plan Administrator or any officers to whom the Committee has delegated its duties or authority under this Plan, in connection with the construction, interpretation, administration or application of the Plan, shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant.

4.    Nature and Number of Shares

4.1 Subject to the provisions of Section 18 hereof, the Company Stock to be subject to issuance under the terms of the Plan may consist, in whole or in part, of authorized and unissued ADS’s or Ordinary Shares or of previously issued ADS’s or Ordinary Shares which have been acquired for purposes of the Plan with Compensation contributed by Participants under the Plan. Any conversion of Ordinary Shares to ADS’s required for the purposes of this Plan shall be at the expense of the Company.

4.2 Except as provided in Section 18 hereof, no more than 8,000,000 Ordinary Shares may be purchased under the Plan (whether in the form of Ordinary Shares or ADS’s). All Company Stock purchased under the Plan, regardless of source, shall be counted against this share limitation.

4.3 In the event the number of shares of Company Stock to be purchased by Participants during any Offering Period exceeds the number of Ordinary Shares then available under the Plan, the Plan Administrator shall make a pro rata allocation of the shares of Company Stock remaining available in such uniform manner as it shall determine to be equitable. Any excess cash amounts remaining in the Participant’s Accounts as a consequence of the implementation of the provisions of this Section shall be returned to the Participants as soon as is administratively feasible.

5.    Eligibility Requirements

5.1 Except as otherwise provided herein, employees of DOIC and the Designated Subsidiarys shall be eligible to participate in the Plan in accordance with such rules as may be prescribed by the Plan Administrator from time to time provided that such rules are not in violation of applicable labor and other laws. Such rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including, but not limited to Section 423 (b)(3), (4), (5) and (8) thereof) and to regulations promulgated thereunder.

5.2 In order to participate in the Plan in any Offering Period hereunder, an Eligible Employee must be an employee of DOIC or a Designated Subsidiary on or before the first day of the Enrollment Period for that Offering Period.

5.3 The following employees are not eligible to participate in the Plan:

(a)  Employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire, an aggregate of 5%

or more of the total combined voting power or value of all outstanding shares of all classes of Danka. For purposes of the preceding sentence, the attribution rules of Section 424 (d) of the Code shall apply in determining the Company Stock ownership of an employee, and Company Stock that the employee may purchase under outstanding options shall be treated as Company Stock owned by the employee,

(b)  Employees who are “highly compensated employees,” as defined by Section 414(q) of the Code,

(c)  Employees who are directors or executive officers of Danka, and

(d)  Employees who are prohibited (or for whom participation is made impractical) by the laws and regulations of the nation of their residence or employment from participating in the Plan as determined by the Committee.

6.    Enrollment

6.1 Subject to rules established by the Plan Administrator from time to time, an Eligible Employee may elect to participate in the Plan by entering into a subscription agreement with an Employer during an Enrollment Period. As prescribed by the Plan Administrator from time to time, this agreement shall either (a) authorize payroll deductions or Alternative Contributions, expressed as either a whole percentage of the Eligible Employee’s Compensation, not less than 1% nor more than 15% of Compensation, or a specific amount of Compensation, per pay period, or (b) subscribe to the purchase of a specific number of shares of Company Stock by the Eligible Employee in an Offering Period, while the Eligible Employee participates in the Plan. Each other employee of the Company or a Designated Subsidiary who thereafter becomes eligible to participate may enroll in the Plan during the Enrollment Period for the first Offering Period which begins following the date he first meets the eligibility requirements of Section 5. Any Eligible Employee not enrolling in the Plan when first eligible may enroll in the Plan during the Enrollment Period for any subsequent Offering Period.

6.2 Once an Eligible Employee has elected to participate in the Plan, a completed subscription agreement shall remain in effect, including with respect to subsequent Offering Periods, unless and until the Participant ceases to be an Eligible Employee, withdraws from participation in the Plan, suspends participation in the Plan, or modifies said written subscription agreement as permitted by the Plan.

6.3 Each Participant either will make Alternative Contributions or authorize deductions from such Participant’s pay for each payroll period during the Offering Period and such payroll amounts will be deducted in conformity with his Employer’s payroll deduction schedule; provided, however, that payroll withholding during the initial Offering Period will begin (for the Participants who elect such withholding) as soon as administratively feasible after the Effective Date as determined by the Committee in its discretion. Contributions shall be credited to a Participant’s Account as soon as administratively feasible after receipt of Alternative Contributions or payroll withholding. No more than the maximum contribution permitted any Participant under Section 8.2 hereof can be accumulated in a Participant’s Account over the Offering Period. If for any reason a Participant’s contributions to the Plan exceed U.S. $21,250 during a calendar year, such excess shall be refunded to the Participant as soon as practicable after such excess has been determined to exist. If for any reason a Participant’s contributions to the Plan exceed any payroll deduction limitation established by the Committee or the amount necessary to purchase the number of shares of Common Stock equal to any Maximum Share Limitation established by the Committee pursuant to Section 8.2 hereof, such excess shall remain in the Participant’s Account for subsequent purchases, unless the Participant withdraws from the Plan pursuant to Section 6 hereof. Except in the case of withdrawal, death, Disability, Retirement, resignation or other terminating event, the amount in a Participant’s Account at the end of an Offering Period will be applied to the purchase of shares of Company Stock to the extent of any payroll deduction limitation or Maximum Share Limitation established by the Committee pursuant to Section 8.2 hereof.

6.4 A Participant may suspend payroll deductions or Alternative Contributions at any time during an Offering Period by giving notice in the manner prescribed by the Plan Administrator, and the suspension will be effective as soon as practicable after it is received by the Plan Administrator. In such case, the Participant’s Account balance as of the effective date of the suspension will be used to purchase Company Stock at the end of the Offering Period. A Participant may also elect to withdraw contributions at any time by giving notice in the manner prescribed by the Plan Administrator. Any Participant who withdraws his contributions for an Offering Period will receive his entire Account balance as soon as practicable after the request for withdrawal is received by the Plan Administrator. Any Participant who suspends payroll deductions or Alternative Contributions or withdraws contributions during any Offering Period cannot resume payroll deductions or Alternative Contributions during such Offering Period and must re-enroll in the Plan in order to participate in the next Offering Period.

6.5 A Participant may modify the number of shares to which he has subscribed or the amount of payroll deductions or Alternative Contributions, as the case may be, for future Offering Periods by submitting a new subscription agreement during the Enrollment Period for the relevant Offering Period, in accordance with rules and procedures established by the Plan Administrator.

7.    Method of Payment

7.1 Payment for shares of Company Stock is to be made through the Participant payroll deductions or Alternative Contributions made pursuant to Section 6 above over the Offering Period. Each Offering Period under the Plan shall be a period of approximately three (3) calendar months beginning on the payroll period that commences most proximate in time to each January 1, April 1, July 1 and October 1 each year or such other period as the Committee may prescribe; provided, however that the first Offering Period will begin on the Effective Date and end on June 30, 2002, and in no event shall an Offering Period extend beyond twenty-seven (27) months from the Grant Date.

8.    Purchase of Shares

8.1 The right to purchase shares of Company Stock will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Committee from time to time. The right to purchase shares of Company Stock granted by DOIC and any Designated Subsidiary under the Plan is for the term of an Offering Period. As of the Purchase Date, and subject to any Maximum Share Limitation established by the Committee pursuant to Section 8.2 hereof, the Plan Administrator shall apply the funds then credited to each Participant’s Account to the purchase of the greatest number of whole shares, or whole and fractional shares, of Company Stock as is equal to the quotient of the cash amount in the Participant’s Account on the Purchase Date divided by the Purchase Price for the Offering Period. A Participant who has not terminated employment and has not withdrawn his contributions from the Plan will have shares of Company Stock purchased for him on the applicable Purchase Date. A Participant will automatically be re-enrolled in the Plan on the Grant Date immediately following the Purchase Date on which such purchase has occurred, unless such Participant suspended or withdrew his contributions in the prior Offering Period or notifies the Employer in the manner prescribed by the Plan Administrator that he elects not to re-enroll. A Participant who has suspended or withdrawn contributions during any Offering Period must re-enroll on the appropriate form to participate in the Plan in the next Offering Period. Any cash amount remaining in a Participant’s Account after the purchase of shares shall remain in the Participant’s Account for subsequent purchases, unless the Participant has withdrawn from the Plan pursuant to Section 6 hereof or the number of shares of Company Stock available under the Plan under Section 4 hereof has been exhausted.

8.2 The right to purchase shares under this Plan (taken together with all other such rights then outstanding under this Plan and under all other similar stock purchase plans of Company or any Affiliate) (a) will in no event give the Participant the right to purchase a number of shares of Company Stock during a calendar year in which such rights are outstanding in excess of the number of shares of Company Stock derived by dividing U.S. $25,000 by the Fair Market Value of Company Stock on the applicable Grant Date and (b) may also be subject to such share purchase or payroll deduction limitations as may be imposed by the Committee consistent with the limitations set forth in (a) above and the requirements of Section 423 of the Code, in its sole and absolute discretion, as to the number of shares of Company Stock which may be purchased or the amount of Compensation which may be contributed by a Participant in any Offering Period or calendar year and/or the aggregate number of shares of Company Stock which may be purchased by all Participants in any Offering Period or calendar year (such limitations provided in this Section 8.2 collectively referred to herein as the “Maximum Share Limitation”), provided that such Maximum Share Limitation shall be communicated to the Participants prior to the Grant Date of the Offering Period to which such Maximum Share Limitation applies.

8.3 Promptly following each Purchase Date, the shares of Company Stock purchased by a Participant shall be deposited into the Custodial Account at the Plan

Custodian. The Company shall deliver Company Stock purchased hereunder to the Plan Custodian or to any other bank or financial institution designated by the Plan Administrator for this purpose as soon as administratively feasible after the Purchase Date, but Participants shall be treated as the record owners of their Company Stock effective as of the Purchase Date. Shares that are held by the Plan Custodian or any other designated bank or financial institution shall be held in book entry form. Dividends on shares of Company Stock held in the Custodial Account shall be reinvested in additional shares of Company Stock which will be credited to such Custodial Account.

9.    Termination of Participation

9.1 The right to participate in the Plan terminates immediately and automatically when a Participant ceases to be employed by an Employer for any reason whatsoever (including death, Disability, termination, Retirement or when the Participant’s Employer ceases to be a Designated Subsidiary) or the Participant otherwise becomes ineligible. Participation in the Plan also terminates immediately when the Participant voluntarily suspends or withdraws his contributions from the Plan during any Offering Period and does not re-enroll in the Plan for the next Offering Period. Participants shall be deemed to have withdrawn from the Plan when the Plan is terminated pursuant to Section 20 hereof.

9.2 At the time of termination of participation, any amount in the Participant’s Account which has not previously been used to purchase shares of Company Stock will be refunded to the Participant or his beneficiary or legal representative as soon as practicable thereafter.

10.    Unpaid Leave of Absence

10.1 Unless the Participant has voluntarily withdrawn his contributions from the Plan, shares will be purchased with contributions to his Account on the Purchase Date next following commencement of an unpaid leave of absence by such Participant provided such leave does not constitute a termination of employment and does not exceed 90 days or such period of time such Participant’s right to reemployment with the Employer is guaranteed either by statute or contract. Where the period of leave exceeds 90 days and such Participant’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. The number of shares to be purchased will be determined by applying to the purchase the amount of the Participant’s contributions made up to the commencement of such unpaid leave of absence. Upon the termination of a Participant’s unpaid leave of absence and the Participant’s return to work at his Employer, payroll deductions or Alternative Contributions shall resume at the rate in effect at the commencement of the unpaid leave of absence.

11.    Rights not Transferable

11.1 Neither payroll deductions nor Alternative Contributions made by a Participant, nor any rights with regard to purchase of shares hereunder, nor any rights to a return of payroll deductions or Alternative Contributions under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than pursuant to a will or the laws of descent and distribution. No purported assignment or transfer of such rights of a Participant under the Plan, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever but immediately upon such assignment or transfer, or any attempt to make the same, such rights shall terminate and become of no further effect. If this provision is violated, the Participant’s election to purchase Company Stock shall terminate and the only obligation of the Employer remaining under the Plan will be to pay to the employee the amount then credited to the Participant’s Account. No Participant may create a lien on any funds, securities, rights or other property held for the account of the Participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by will or the laws of descent and distribution if beneficiaries have not been designated. A Participant’s right to purchase shares under the Plan shall be exercisable only by the Participant and only during his lifetime.

12.    Transferring Shares

12.1 Subject to section 12.2 below, a Participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in the Custodial Account at any time subsequent to the six (6) month anniversary of the applicable Purchase Date with respect to said shares of Company Stock. This restriction on the disposition of shares shall expire in the event of the death, Disability or Retirement of a Participant, or may be waived at such other times as determined by the Committee in its sole and absolute discretion. In the absence of a disposition of the shares, the shares must remain in the Custodial Account until the lapse of two full years from the Grant Date and one full year from the Purchase Date (the “Section 423 Holding Period”). With respect to Company Stock for which the Section 423 Holding Period has been satisfied, the Participant may move those shares to another brokerage account of the Participant’s choosing, or request that a stock certificate be issued.

12.2 The Plan is intended to provide Company Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his own affairs. An Employee, therefore, may sell Company Stock purchased under the Plan subject to compliance with the terms of this Plan, rules established by the Plan Administrator, and any applicable federal or state securities laws. The Participant assumes the risk of any market fluctuations in the price of Company Stock and of currency exchange rate fluctuations (if applicable).

12.3 Each Participant may designate one or more beneficiaries to shares of Company Stock held in his Custodial Account in the event of death and may, in his sole discretion, change such designation at any time. Any such designation shall be effective upon receipt in the manner prescribed by the Committee and shall control over any disposition by will or otherwise. As soon as administratively feasible after the death of a Participant and at the expense of the Employer, a certificate for shares of Company Stock shall be delivered to the Participant’s designated beneficiaries, or in the absence of such designation, to the executor, administrator or other legal representative of the Participant’s estate. Such payment shall relieve the Employer of further liability to the deceased Participant with respect to the Plan. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Custodial Account unless the Participant has given express contrary instructions, or the applicable laws of descent and distribution dictate otherwise.

13.    Treatment of Non-U.S. Participants

13.1 Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through payroll deductions or Alternative Contributions will have such contributions converted to U.S. dollars. The exchange rate for such conversion will be determined as prescribed by the Plan Administrator. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

14.    Costs

14.1 All costs and expenses incurred in administering this Plan shall be paid by the Employer. Except as otherwise provided herein, any brokerage fees for the certification, sale or transfer of shares purchased under the Plan and the reinvestment of dividends paid on shares acquired hereunder shall be paid by the Participant.

15.    Reports

15.1 At least annually, the Employer shall provide or cause to be provided to each Participant a report of his contributions and the shares of Company Stock purchased with such contributions by the Participant on each Purchase Date.

16.    Equal Rights and Privileges

16.1 All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and related regulations. Any provisions of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company be reformed to comply with the requirement of Section 423. This Section 16 shall take precedence over all other provisions in the Plan.

17.    Rights as Stockholder

17.1 A Participant shall have no rights as a stockholder of the Company under the election to purchase Company Stock hereunder until he becomes a stockholder by the actual purchase of shares of Company Stock as herein provided.

18.    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

18.1 Subject to any required action by the shareholders of Danka, the right to purchase shares of Company Stock covered by a current Offering Period and the number of shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of shares each Participant may purchase each Offering Period (pursuant to Section 8.2 hereof), as well as the price per share and the number of shares of Company Stock covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Company Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of shares of Company Stock effected without receipt of consideration by Danka. Except as expressly provided herein, no issuance by Danka of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock.

18.2 In the event of the proposed dissolution or liquidation of the Danka, the Offering Period then in progress shall be shortened by setting a new Purchase Date (hereinafter the “New Purchase Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Purchase Date shall be before the date of Danka’s proposed dissolution or liquidation. Each Participant will be notified in writing that the Purchase Date for the Participant’s right to purchase shares has been changed to the New Purchase Date and that the applicable number of shares will automatically be purchased on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 6.4 hereof.

18.3 In the event of a proposed sale of all or substantially all of the assets of Danka, or the merger of Danka with or into another corporation, each outstanding right to purchase shares shall be assumed or an equivalent right to purchase shares substituted by the successor corporation or a parent or affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute the right to purchase shares, any Offering Period then in progress shall be shortened by setting a new Purchase Date

(hereinafter the “New Purchase Date”) and any Offering Period then in progress shall end on the New Purchase Date. The New Purchase Date shall be before the date of Danka’s proposed sale or merger. Each Participant will be notified in writing that the Purchase Date has been changed to the New Purchase Date and that the applicable number of shares will be purchased automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 6.4 hereof.

19.    Modification and Termination

19.1 The Committee shall have the right to amend, modify, suspend or terminate the Plan at any time without notice, provided that (a) no such amendment of the Plan shall, except as provided in Section 18.1, increase the total number of shares to be offered under the Plannor shall any other amendment to the advantage of the Participants be made to the Plan without, in any such case, the prior approval by ordinary resolution of the members of Danka in general meeting, provided that the prior approval of the members of Danka shall not be required for any minor alteration or addition to (i) benefit the administration of the Plan, or (ii) maintain favorable tax, exchange control or regulatory treatment of the Participants or Danka, DOIC or any Designated Subsidiary and (b) no amendment may cause the rights granted under the Plan to purchase shares of Company Stock to fail to meet the requirement of Section 423 of the Code (or any successor provision). Subject to the restrictions in this Section 19.1, the Committee may delegate to the Plan Administrator the authority to make such nonmaterial amendments to the Plan as may be necessary or desirable to facilitate the day-to-day administration of this Plan.

19.2 In the event the Plan is suspended or terminated by the Committee, the Committee may elect to terminate all outstanding rights to purchase shares under the Plan either immediately or upon completion of the purchase of shares on the next Purchase Date, unless the Committee has designated that the right to make all such purchases shall expire on some other designated date occurring prior to the next Purchase Date. If the rights to purchase shares under the Plan are terminated prior to completion of the purchase of shares on the next Purchase Date or some other expiration date, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.

20.    Board and Shareholder Approval; Effective Date

20.1 The Plan shall become effective as of April 1, 2002, or as soon as administratively practicable thereafter, subject, however to approval by the holders of at least a majority of Company Stock present or represented, and entitled to vote, at the annual meeting of Danka stockholders to be held in 2002 or at a specially called meeting of stockholders to be held for the purposes of the approval of this Plan. If the Plan is not so approved, the Plan shall not become effective.

20.2 This Plan shall terminate at the earliest to occur of:

(a)  the tenth anniversary of the Effective Date;

(b)  the date the Committee acts to terminate the Plan in accordance with Section 19 hereof; and

(c)  the date when the total number of shares of Company Stock to be offered under this Plan, as set forth in Section 4 hereof, have been purchased.

21.    Governmental Approvals or Consents

21.1 This Plan and any offering or sale made to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. Subject to the provisions of Section 19, the Committee may make such changes in the Plan and include such terms in offering under the Plan as may be desirable to comply with the rules or regulations of any governmental authority. The Committee is authorized to make such amendments to the Plan as may be necessary or desirable to facilitate obtaining an effective registration statement with any applicable government agency that regulates securities.

22.    Miscellaneous

22.1 Participation in the Plan shall neither impose any obligation on any Employer to continue the employment of any Participant for any specific period of time nor affect the right of the Employer to terminate a Participant’s employment at any time, with or without cause, to the extent permissible under local law, nor shall it impose any obligation on any Participant to remain in the employ of the Employer. Any income a Participant may realize as a result of participation in the Plan shall not be considered as a part of such Participant’s compensation or used for the purposes of the calculation of any other pay, allowance, pension or other benefit unless otherwise expressly required under other such benefit plans provided by the Employer or required by applicable law or contractual obligation of the Employer.

22.2 The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the purchase or disposition of Company Stock under the Plan from a Participant’s compensation or other amounts payable to such Participant regardless of whether or not such person at the time continues to participate or be eligible to participate in the Plan and regardless of whether or not such person at the time continues to be employed by the Employer.

22.3 In addition to changes in eligibility requirements, the adopting Designated Subsidiarys may make any changes in the terms of this Plan applicable to their employees as shall be acceptable to the Committee, provided that such changes do not cause the Plan to fail to comply with the requirements of Section 423 of the Code, to the extent it is applicable.

22.4 The Plan and rights to purchase shares that may be granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without giving effect to its principles of conflict of laws. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

22.5 The gender of words used in the Plan shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

22.6 The agreements to purchase shares of Company Stock under the Plan shall contain such other provisions as the Committee and the Plan Administrator shall deem advisable, provided that no such provision shall in any way be in conflict with the terms of the Plan.

IN WITNESS WHEREOF, this document has been executed effective as of                                         .

DANKA BUSINESS SYSTEMS PLC

By:
[Name] [Title]

DANKA BUSINESS SYSTEMS PLC

Extraordinary General Meeting—Proxy Form

Ordinary Shareholders

I/We: (full name(s) in block capital letters please)
of
(address)

being (a) member(s) of the above-mentioned Company, hereby appoint the Chairman of the Extraordinary General Meeting/or                                                                                                            as my/our proxy to vote for me/us on my/our behalf at the Extraordinary General Meeting of Danka Business Systems PLC (“Danka”) to be held at the Grosvenor House Hotel, Park Lane, London W1K 7TN at 11 a.m. London time on 28 March 2002 and at any adjournment thereof. Unless otherwise instructed, the proxy may vote as he thinks fit or abstain from voting in respect of any other business (including amendments to resolutions) which may properly come before the Extraordinary General Meeting.

I/We request such proxy to vote on the following resolution as indicated below:

Please indicate with an “X” in the appropriate box how you wish the proxy to vote. In the absence of any instruction, the proxy will vote or abstain as he thinks fit.		For	Against

To approve the Danka Section 423 Employee Stock Purchase Plan

Dated:                                                                                                                                               2002

Signed:

Notes:
1.
To be effective this form must be deposited with Danka’s Registrars, Computershare Investor Services PLC, PO Box 1075, Bristol BS99 3FA not later than 11 a.m. London time on 26 March 2002, together with any power of attorney or other authority (if any) under which it is signed or a notarially certified copy thereof or a copy certified in accordance with the Powers of Attorney Act 1971.

2.	Members who are not resident in the United Kingdom will need to attach appropriate postage to the reverse of this card in order to ensure that their form is received in time.
3.	Where the member is a corporation, this form must be executed under seal or by an officer or attorney duly authorised by the corporation.
4.
In the case of joint holders, any of them can sign and submit a proxy form but where more than one joint holder does so, the form submitted by the senior will be accepted to the exclusion of the others, seniority being determined for these purposes by the order in which the names stand on the Register in respect of each share.

5.
A member may appoint one or more proxy(ies) of his own choice in which case the words “the Chairman of the Extraordinary General Meeting/or” should be deleted, and the name(s) of the person(s) appointed as proxy(ies) should be inserted in the space provided. A proxy need not be a member of Danka.

6.	Deposit of an instrument of proxy does not preclude a member from attending and voting in person at the meeting or any adjournment thereof.

DANKA BUSINESS SYSTEMS PLC

Extraordinary General Meeting—Proxy Form

6.50% Senior Convertible Participating Shareholders

I/We: (full name(s) in block capital letters please)
of
(address)

being (a) member(s) of the above-mentioned Company, hereby appoint the Chairman of the Extraordinary General Meeting/or                                                                                                            as my/our proxy to vote for me/us on my/our behalf at the Extraordinary General Meeting of Danka Business Systems PLC (“Danka”) to be held at the Grosvenor House Hotel, Park Lane, London W1K 7TN at 11 a.m. London time on 28 March 2002 and at any adjournment thereof. Unless otherwise instructed, the proxy may vote as he thinks fit or abstain from voting in respect of any other business (including amendments to resolutions) which may properly come before the Extraordinary General Meeting.

I/We request such proxy to vote on the following resolution as indicated below:

Please indicate with an “X” in the appropriate box how you wish the proxy to vote. In the absence of any instruction, the proxy will vote or abstain as he thinks fit.		For	Against

To approve the Danka Section 423 Employee Stock Purchase Plan

Dated:                                                                                                                                  2002

Signed:

Notes:
1.
To be effective this form must be deposited with Danka at its registered office, 107 Hammersmith Road, London W14 0QH not later than 11 a.m. London time on 26 March 2002, together with any power of attorney or other authority (if any) under which it is signed or a notarially certified copy thereof or a copy certified in accordance with the Powers of Attorney Act 1971.

2.	Where the member is a corporation, this form must be executed under seal or by an officer or attorney duly authorised by the corporation.
3.
In the case of joint holders, any of them can sign and submit a proxy form but where more than one joint holder does so, the form submitted by the senior will be accepted to the exclusion of the others, seniority being determined for these purposes by the order in which the names stand on the Register in respect of each share.

4.
A member may appoint one or more proxy(ies) of his own choice in which case the words “the Chairman of the Extraordinary General Meeting/or” should be deleted, and the name(s) of the person(s) appointed as proxy(ies) should be inserted in the space provided. A proxy need not be a member of Danka.

5.	Deposit of an instrument of proxy does not preclude a member from attending and voting in person at the meeting or any adjournment thereof.

DANKA BUSINESS SYSTEMS PLC

Instructions to THE BANK OF NEW YORK, as Depositary
(Must be received by 5:00 P.M. Eastern Time on March 21, 2002)

The undersigned Owner of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the Deposited Securities represented by such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on March 1, 2002 at the Extraordinary General Meeting of Danka Business Systems PLC to be held in London, England, on March 28, 2002 in respect of the resolutions specified in the Notice of the Extraordinary General Meeting.

NOTE:
Instructions as to voting on the specified resolutions should be indicated by an “X” in the appropriate box. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions. If the Depositary does not receive instructions from the Owner of American Depositary Receipts, the Depositary shall give discretionary proxy for the shares evidenced by such Receipt to a person designated by the Issuer.

DANKA BUSINESS SYSTEMS
P.O. BOX 11484
NEW YORK, N.Y. 10203-0484

(Continued and to be dated and signed on the reverse side.)

[Reverse]

RESOLUTION	FOR	AGAINST

To approve the Danka Section 423 Employee Stock Purchase Plan

Mark box at right if an address change or comment has been noted  ☐
on the reverse side of this card.

The Voting Instructions must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instructions must be executed by a duly authorized Officer or Attorney. In the case of joint holders, the signature of any one will suffice.

Dated ________________________________________________ , 2002

______________________________________________________ Signature

Please mark, sign, date and return the voting instruction card promptly using the enclosed envelope.	Votes MUST be indicated (x) in black or blue ink.